Exhibit 10.86

EXECUTION VERSION

AMENDMENT NUMBER EIGHT

to the

MASTER REPURCHASE AGREEMENT

Dated as of May 24, 2012,

among

PENNYMAC CORP.,

PENNYMAC LOAN SERVICES, LLC

and

CITIBANK, N.A.

This AMENDMENT NUMBER EIGHT (this “Amendment Number Eight”) is made this 24th day of July, 2014 (the “Effective Date”), among PENNYMAC CORP. (“Seller”), PENNYMAC LOAN SERVICES, LLC (“Servicer”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of May 24, 2012, among Seller, Servicer and Buyer, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller and Buyer have agreed to extend the term of the Agreement, provide for an additional commitment fee, and to modify certain definitions, as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer that the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as the Effective Date, the Agreement is hereby amended as follows:

(a) Section 2 of the Agreement is hereby amended by adding the new definition of “2014 First Extension Fee” in the appropriate alphabetical order to read as follows:

“2014 First Extension Commitment Fee” shall have the meaning assigned to it in the Pricing Side Letter.

(b) Section 2 of the Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following:

“Termination Date” shall mean August 7, 2014 or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law.

SECTION 2. Fees and Expenses. Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Eight (including any Commitment Fee due an payable, all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

SECTION 3. Condition Precedent. As a condition precedent to the effectiveness of this Amendment Number Eight, if not otherwise paid pursuant to Sections 2 and 3 of Amendment Number Sixteen to the NPL Repurchase Agreement, Buyer shall have received from Seller an amount equal to the 2014 First Extension Fee in immediately available funds, and without deduction, set-off or counterclaim in accordance with Buyer’s Wire Instructions.

SECTION 4. Representations. Seller hereby represents to Buyer that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 5. Binding Effect; Governing Law. This Amendment Number Eight shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER EIGHT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 6. Counterparts. This Amendment Number Eight may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Eight need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Seller, Servicer and Buyer have caused this Amendment Number Eight to be executed and delivered by their duly authorized officers as of the day and year first above written.

PENNYMAC CORP.
(Seller)

By:	/s/	Pamela Marsh
Name:		Pamela Marsh
Title:		Executive Vice President, Treasurer

PENNYMAC LOAN SERVICES, LLC,
(Servicer)

By:	/s/	Pamela Marsh
Name:		Pamela Marsh
Title:		Executive Vice President, Treasurer

CITIBANK, N.A.
(Buyer)

By:	/s/	Susan Mills
Name:		Susan Mills
Title:		Vice President
Citibank, N.A.

Amendment Number Eight to Master Repurchase Agreement (PMAC Agency)